EXHIBIT 10.1

EXECUTION

AMENDMENT NO. 4

TO

LOAN AGREEMENT

AMENDMENT NO. 4, dated as of July 28, 2005 (this “Amendment”), to that certain Loan Agreement, dated as of July 29, 2002, as amended by Amendment No. 1 (“Amendment No. 1”), dated as of December 20, 2002, Amendment No. 2 (“Amendment No. 2”), dated as of February 13, 2004 and Amendment No. 3 (“Amendment No. 3”), dated as of July 7, 2004 (as amended by Amendment No. 1, Amendment No. 2 and Amendment No. 3, the “Existing Loan Agreement”), among Sunterra Corporation, a Maryland corporation (“Parent”), Borrowers (as defined therein), the Lenders (as defined therein), and Merrill Lynch Mortgage Capital Inc., as administrative agent and collateral agent for the Lenders (in such capacity, “Agent”).

WITNESSETH:

WHEREAS, capitalized terms not otherwise defined herein shall have the same meanings as specified in the Existing Loan Agreement;

WHEREAS, Borrowers have requested that Agent and Lenders agree to amend the Existing Loan Agreement as more specifically set forth herein; and

WHEREAS, Agent and Lenders have indicated their willingness to agree to such amendment of the Existing Loan Agreement on the terms and subject to the satisfaction of the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

SECTION 1. Amendment. As of the Effective Date (as defined in Section 3 hereof):

(a) Clause (i) of the definition of “Applicable Margin” in Section 1.1 of the Existing Loan Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following:

“with respect to interest payable on Tranche A Loans, 1.50% (except that, in connection with Epic Receivables, 2.00%)”.

(b) Clause (iii) of the definition of “Applicable Margin” in Section 1.1 of the Existing Loan Agreement is hereby deleted in its entirety.

(c) The definition of “Determination Date” in Section 1.1 of the Existing Loan Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following:

““Determination Date” means, (A) with respect to the Tranche A Loans, for any week, the Wednesday of such week or, if such date is not a Business Day, the next succeeding Business Day and (B) with respect to the Tranche B Loans, for any month, the twentieth (20th) day of such month or, if such date is not a Business Day, the next succeeding Business Day, unless the aggregate amount of the Tranche B Loans outstanding shall be $130,000,000 or greater, in which case, for any week, the Wednesday of such week or, if such date is not a Business Day, the next succeeding Business Day.”

(d) The definition of “Eligible Mortgage Receivable” in Section 1.1 of the Existing Loan Agreement is hereby amended by inserting the following language at the end thereof:

“Notwithstanding anything herein or in any other Loan Document to the contrary:

(i) if on the date that is sixty (60) days following the Poipu Purchase Closing Date (as defined herein), the Agent shall not have received from each applicable Borrower, in form and substance in each case satisfactory to the Agent and its counsel, the items described in Section 4.1(h) hereof with respect to the Poipu Resort, then as of such date, in no event shall any receivable with respect to the Poipu Resort (the “Poipu Receivables”) be an Eligible Mortgage Receivable for purposes of any Tranche A Loans to be advanced to the Borrowers under this Agreement until such date on which each applicable Borrower shall have provided the items described in Section 4.1(h) hereof to the Agent; and

(ii) on any date following the Poipu Purchase Closing Date but prior to the Agent’s receipt with respect to the Poipu Resort of each of the items described in Section 4.1(h) hereof, the Total Tranche B Loan Commitment shall be reduced by the aggregate principal amount of the Poipu Receivables as of such date.”

(e) The definition of “Eligible Resorts” in Section 1.1 of the Existing Loan Agreement is hereby amended by adding at the end thereof the following:

““Eligible Resorts also means, upon the Poipu Purchase Closing Date, that certain resort situated at 1613 Pe’e Road, Koloa, Poipu Island, County of Kauai, State of Hawaii (the “Poipu Resort”), provided, however, that if, on the date that is sixty (60) days following the Poipu Purchase Closing Date, the Agent shall not have received from each applicable Borrower the items described in Section 4.1(h) hereof with respect to the Poipu Resort, then as of such date, in no event shall the Poipu Resort be an Eligible Resort until such date on which each applicable Borrower shall have provided the items described in Section 4.1(h) hereof to the Agent.””

(f) The date “February 28, 2006” in the definition of “Final Maturity Date” in Section 1.1 of the Existing Loan Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, “July 31, 2007”.

(g) The definition of “Interest Rate Cap Agreement” in Section 1.1 of the Existing Loan Agreement is hereby deleted in its entirety.

(h) The definition of “Maximum Aggregate Amount” in Section 1.1 of the Existing Loan Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following:

““Maximum Aggregate Amount” means $300,000,000.”

(i) The definition of “Mortgaged Real Property” in Section 1.1 of the Existing Loan Agreement is hereby amended by adding at the end thereof the following:

““Mortgaged Real Property shall, on the Poipu Purchase Closing Date, include the Poipu Resort.”

(j) The definition of “Other Assets” in Section 1.1 of the Existing Loan Agreement is hereby deleted in its entirety.

(k) The definition of “Other Assets Collateral Value” in Section 1.1 of the Existing Loan Agreement is hereby deleted in its entirety.

(1) The definition of “Remittance Date” in Section 1.1. of the Existing Loan Agreement is hereby amended by deleting it in its entirety, and inserting, in lieu thereof, the following:

“Remittance Date” means, the first (1st) Business Day after any Determination Date.

(m)The definition of “Securitization Breakage Fee” in Section 1.1 of the Existing Loan Agreement is hereby deleted in its entirety.

(n) The definition of “Securitization Commitment Period” in Section 1.1 of the Existing Loan Agreement is hereby amended by deleting it in its entirety, and inserting, in lieu thereof, the following:

“Securitization Commitment Period” means the period from the Closing Date to the later of (x) July 31, 2007 and (y) the date on which all amounts due under this Agreement are repaid in full.”

(o) The definition of “Sunterra Europe” in Section 1.1 of the Existing Loan Agreement is hereby deleted in its entirety. All references to Sunterra Europe in any definition in Section 1.1 of the Existing Loan Agreement are hereby deleted.

(p) The definition of “Total Tranche A Loan Commitment” in Section 1.1 of the Existing Loan Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following:

“Total Tranche A Loan Commitment” means the sum of the amounts of the Lenders’ Tranche A Loan Commitments, as such amounts may be terminated or reduced from time to time in accordance with the terms of this Agreement, provided that the Total Tranche A Loan Commitment shall not exceed the sum of $200,000,000, plus an amount equal to the aggregate amount of the Epic Receivables.”

(q) The definition of “Total Tranche B Loan Commitment” in Section 1.1 of the Existing Loan Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following:

““Total Tranche B Loan Commitment” means the sum of the amounts of the Lenders’ Tranche B Loan Commitments, as such amounts may be terminated or reduced from time to time in accordance with the terms of this Agreement, provided that the Total Tranche B Loan Commitment shall not exceed $150,000,000 at any time.”

(r) The percentage “85.0%” set forth in the definition of “Tranche A Advance Rate” in Section 1.1 of the Existing Loan Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, “92.0%, except that, (i) for Epic Receivables, Tranche A Advance Rate means 70.0% and (ii) for In-transit Receivables, Advance Rate means 50.0%”.

(s) The definition of “Tranche A Borrowing Base” in Section 1.1 of the Existing Loan Agreement is hereby amended by adding at the end thereof the following:

““plus the aggregate principal amount of the In-Transit Receivables (not to exceed $10,000,000) as of such date”

(t) The definition of “Tranche C Loan”, all definitions related to Tranche C and all references to Tranche C in any definition in Section 1.1 of the Existing Loan Agreement are hereby deleted.

(u) Section 1.1 of the Existing Loan Agreement is hereby amended by deleting the definition of U.S. Operating Expenses in its entirety.

(v) The following definitions are added to Section 1.1 of the Loan Agreement:

““In-transit Receivables” means those Time Share Mortgages (x) for which (a) the applicable Time Share Interest sale from which it arises has not been canceled by the applicable mortgagor or any Borrower, (b) any statutory or other applicable cancellation or rescission period has expired, (c) the Time Share Interest purchased by the applicable mortgagor has not been surrendered in accordance with the terms of the relevant Purchase Document and (d) the related Time Share Interest sale fully complies with the terms, provisions and conditions of this Agreement, the other Loan Documents and all applicable laws and (y) that would, upon clearing escrow, be deemed Eligible Mortgage Receivables.”

“Poipu Purchase Agreement” means that certain Purchase and Sale Agreement, dated as of July 12, 2005, by and among AKGI Poipu Investments, Inc., a California corporation, Sunterra Developer and Sales Holding Company, a Delaware corporation, Argosy/KGI Poipu Investment, LP, a Hawaii limited partnership, the Parent, Poipu Resort Partners, LP, a Hawaii limited partnership and Hal Pacific, Inc., a Washington corporation.”

“Poipu Purchase Closing Date” means the Closing Date (as defined therein) of the transactions contemplated by the Poipu Purchase Agreement.”

(w) Section 2.1(c) of the Existing Loan Agreement is hereby deleted in its entirety. All references to Tranche C and the “Tranche C Loans” in the Existing Loan Agreement are hereby deleted.

(x) Section 2.2(a) of the Existing Loan Agreement is hereby amended by deleting the words “three (3) Business Days” in their entirety and inserting, in lieu thereof, the words “two (2) Business Days”.

(y) Section 2.7(a) of the Existing Loan Agreement is hereby amended by deleting the words “three (3) Business Days” in their entirety and inserting, in lieu thereof, the words “two (2) Business Days”.

(z) Section 2.8(b) of the Existing Loan Agreement is hereby amended as follows: (A) the percentage “0.25%” set forth therein is hereby amended by deleting it in its entirety and inserting, in lieu thereof, “0.20%” and (B) the words “shall be payable monthly in arrears on each Remittance Date” set forth therein are hereby amended by deleting them in their entirety and inserting, in lieu thereof, the words “shall be payable weekly in arrears on each Remittance Date.”

(aa) Section 6.1 of the Existing Loan Agreement is hereby amended by deleting subsection 6.1(b)(i) in its entirety.

(bb) Section 6.1 of the Existing Loan Agreement is hereby amended by deleting the subsection 6.1(m) in its entirety and by amending subsection 6.1(kk) by deleting subsection 6.1(kk)(ii) in its entirety and inserting, in lieu thereof, the following:

“(ii) execute and deliver to Agent such documents, instruments, certificates, assignments and other writings, and do such other acts necessary or desirable, to (a) evidence, preserve and/or protect the Collateral at any time securing or intended to secure the obligations of each Loan Party under the Loan Documents, (b) subject to valid and perfected highest available priority Liens (subject to Permitted Liens), to the extent required by this Agreement and the other Loan Documents, any of the Collateral or any other Property of the Loan Parties, (c) establish and maintain the validity and effectiveness of any of the Loan Documents and the validity, perfection and priority of the Liens intended to be created thereby (subject to Permitted Liens) and (d) better assure, convey, grant, assign, transfer and confirm unto the Agent the rights now or hereafter intended to be granted to the Agent and the Lenders under this Agreement or any other Loan Document as Agent may reasonably require from time to time;”.

(cc) Section 6.1 of the Existing Loan Agreement is hereby amended by deleting the first sentence of subsection 6.1(p) in its entirety.

(dd) Section 6.1 of the Existing Loan Agreement is hereby amended by deleting subsection 6.1(q) in its entirety, and inserting, in lieu thereof, the following:

“In the event that the Parent elects to execute or permits any Subsidiary to execute (i) a Securitization during the Securitization Commitment Period or (ii) any other type of financing of the timeshare mortgage loans of any of the Borrowers, the Parent shall give the Agent written notice of such election (the “Election Notice”) and shall offer to Agent or its Affiliates the first opportunity to act as Securitization Agent in connection with such Securitization, or enter into such other financing, as the case may be.”

(ee) Section 6.1 of the Existing Loan Agreement is hereby amended by deleting subsection 6.1(r) in its entirety.

(ff) Section 6.1 of the Existing Loan Agreement is hereby amended by deleting subsection 6.1(s) in its entirety.

(gg) Section 6.1 of the Existing Loan Agreement is hereby amended by deleting subsection 6.1(x) in its entirety.

(hh) Section 6.1 of the Existing Loan Agreement is hereby amended by deleting subsection 6.1(cc) in its entirety.

(ii) Section 6.1 of the Existing Loan Agreement is hereby amended by deleting subsection 6.1(pp) in its entirety.

(jj) Section 6.2 of the Existing Loan Agreement is hereby amended by deleting the words “Except in connection with the Corporate Restructuring and the Mortgage Receivables Sale Transaction” in subsection 6.2(a), and inserting, in lieu thereof, the following: “Unless the Agent shall have received from the Borrowers the notice required pursuant to Section 6.2(b)”.

(kk) Section 6.2 of the Existing Loan Agreement is hereby amended by deleting the words “Except in connection with the Corporate Restructuring and the Mortgage Receivables Sale Transaction” in subsection 6.2(b), and inserting, in lieu thereof, the following: “Unless the Agent shall have received from the Borrowers thirty (30) days prior written notice”.

(ll) Section 6.2 of the Existing Loan Agreement is hereby amended by (x) adding the following to the first sentence of subsection 6.2(c) directly following the words “amalgamated with any Person”: “if any Loan Party shall have failed to perform or comply with any covenant or agreement contained in Section 6.3 hereof,” (y) adding the following to the first sentence of subsection 6.2(c) directly following the words “purchase or otherwise acquire, whether in one transaction or a series of related transactions, all or substantially all of the assets of any Person (or any division thereof) (or agree to do any of the foregoing), or permit any of their Subsidiaries to do any of the foregoing;”:

“if the amount of any such purchase or other acquisition transaction or transactions made by the Borrowers shall (x) exceed $20,000,000, unless the Borrowers shall have provided to the Agent, prior to the making of any such expenditures, (i) a twelve month forward projection of Consolidated EBITDA reasonably satisfactory to the Agent and (ii) evidence of the satisfaction of the conditions in Sections 6.3(b) and 6.3(c) of this Agreement immediately following the making of such purchase or other acquisition, provided, however, that for purposes of this Section 6.2(c), Consolidated EBITDA shall be determined according to the lesser of the twelve month projection of Consolidated EBITDA provided to the Agent by the Parent and the Parent’s actual results for the trailing twelve month period, or (y) without the prior written consent of the Agent, which consent shall not be unreasonably withheld or delayed, exceed $50,000,000.”’;

and (z) adding the following to subsection 6.2(c)(i) immediately following clause (F) thereof:

“(G) transfer, subject to the requirements of clauses (x) and (y) of the first sentence of this Section 6.2(c), any property or assets owned by such Loan Party that may have been released as Collateral by the Agent, to a Subsidiary of such Loan Party that is not a Loan Party under this Agreement, at such time as such Loan Party intends to develop or use for its benefit such property or assets, provided, however, that such Subsidiary shall issue to the Agent for the benefit of the Lenders a general unsecured corporate guaranty in form and substance reasonably acceptable to Agent, provided, further, that if such Subsidiary further transfers such property or assets for financing purposes to a Subsidiary thereof which is a special purpose entity (“SPE”), such SPE shall not be required to issue a guaranty to Agent.”

(mm) Section 6.2 of the Existing Loan Agreement is hereby amended by adding the following to the first sentence of subsection 6.2(e) directly following the words “or invest in, or”: “,if any Loan Party shall have failed to perform or comply with any covenant or agreement contained in Section 6.3 hereof,”.

(nn) Section 6.2 of the Existing Loan Agreement is hereby amended by (A) deleting the amount $3,000,000 set forth in subsection 6.2(f)(ii)(A), and inserting, in lieu thereof, $5,000,000 and (B) deleting the amount $13,000,000 set forth in subsection 6.2(f)(ii)(B), and inserting, in lieu thereof, $20,000,000.

(oo) Section 6.2 of the Existing Loan Agreement is hereby amended by deleting subsection 6.2(g) in its entirety, and inserting, in lieu thereof, the following:

(pp) “(g) Capital Expenditures. Make or commit or agree to make, any Capital Expenditure (by purchase or Capitalized Lease), if such Capital Expenditure shall (x) exceed $20,000,000, unless the Borrowers shall have provided to the Agent, prior to the making of any such Capital Expenditure, (i) a twelve month forward projection of Consolidated EBITDA reasonably satisfactory to the Agent and (ii) evidence of the satisfaction of the conditions in Sections 6.3(b) and 6.3(c) of this Agreement immediately following the making of such Capital Expenditure, provided, however, that for purposes of this Section 6.2(g), Consolidated EBITDA shall be determined according to the lesser of the twelve month projection of Consolidated EBITDA provided to the Agent by the Parent and the Parent’s actual results for the trailing twelve month period, or (y) without the prior written consent of the Agent, which consent shall not be unreasonably withheld or delayed, exceed $50,000,000, provided, (i) the purchase of Time Share Mortgages (and corresponding notes), installment purchase obligations and membership interests as part of the Mortgage Receivables Sale Transaction and (ii) work performed in connection with the restoration of a Real Property after the occurrence of a casualty, shall not be deemed to constitute a Capital Expenditure for purposes of this Section 6.2(g).”

(qq) Section 6.2 of the Existing Loan Agreement is hereby amended by (A) inserting the following in subsection 6.2(h)(ii) directly following the words “now or hereafter outstanding”: “in an amount exceeding $15,000,0000 for any twelve month period” and (B) inserting the following in subsection 6.2(h)(iii) directly following the words “now or hereafter outstanding”: “in an amount exceeding $15,000,0000 for any twelve month period.”

(rr) Section 6.3 of the Existing Loan Agreement is hereby amended by deleting subsection 6.3(a) in its entirety.

(ss) Section 6.3 of the Existing Loan Agreement is hereby amended by deleting subsection 6.3(c) in its entirety, and inserting, in lieu thereof, the following:

(c) “Consolidated Adjusted Total Debt to Consolidated Adjusted EBITDA Ratio. Permit the Consolidated Adjusted Total Debt to Consolidated Adjusted EBITDA Ratio, as measured as of the last day of each quarter, beginning with the calendar quarter ending September 30, 2005, to exceed 3.0:1. For the purposes of calculating the Consolidated Adjusted Total Debt to Consolidated Adjusted EBITDA Ratio, Consolidated EBITDA shall be determined according to the Parent’s actual results for the trailing twelve month period.”

(tt) Section 6.3 of the Existing Loan Agreement is hereby amended by deleting subsection 6.3(e) in its entirety.

(uu) Appendix A-l to the Existing Loan Agreement, as referred to in the definition of “Tranche A Loan Commitment” in Section 1.1 of the Existing Loan Agreement, is hereby amended by deleting it in its entirety and inserting, in lieu thereof, Appendix A-l hereto.

(vv) Appendix A-2 to the Existing Loan Agreement, as referred to in the definition of “Tranche B Loan Commitment” in Section 1.1 of the Existing Loan Agreement, is hereby amended by deleting it in its entirety and inserting, in lieu thereof, Appendix A-2 hereto.

(ww) Appendix A-3 to the Existing Loan Agreement, as referred to in the definition of “Tranche C Loan Commitment” in Section 1.1 of the Existing Loan Agreement, is hereby deleted in its entirety.

(xx) Schedule I to the Existing Loan Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, Schedule I hereto.

(yy) Schedule 1.1(vii) to the Existing Loan Agreement, as referred to in the definition of “Mortgaged Real Property” in Section 1.1 of the Existing Loan Agreement, is hereby amended by deleting it in its entirety and inserting, in lieu thereof, Schedule 1.1(vii) hereto.

(zz) Schedule l.l(viii) to the Existing Loan Agreement, as referred to in the definition of “Other Assets” in Section 1.1. of the Existing Loan Agreement, is hereby deleted in its entirety.

(aaa) Schedule 6.3(a) to the Existing Loan Agreement, as referred to in Section 6.3(a) of the Existing Loan Agreement, is hereby deleted in its entirety.

SECTION 2. Certain Covenants and Limitations. In consideration of the execution and delivery of this Amendment by Agent and the Lenders, Borrowers hereby agree as follows:

(a) Facility Fee. The failure to pay each of the following fees on or before the applicable date set forth herein (x) shall be an Event of Default and (y) shall render each of the amendments set forth herein to be no longer of any force or effect:

(i) Borrowers shall pay to Agent a non-refundable renewal fee in the amount of $2,000,000 on or before the Effective Date, and

(ii) Borrowers shall pay to Agent a non-refundable renewal fee in the amount of $2,000,000 on or before July 31, 2006.

(b) Inventory Collateral Value Reduction. The Inventory Collateral Value of all Time Share Inventory shall be reduced by 1.25 times the amount of the cumulative retail prices that the related Time Share Interests have been sold as of the Effective Date, in accordance with the schedule that is attached as Schedule A hereto, so that the Inventory Collateral Value shall be zero at the time that 80% of the Time Share Inventory has been sold.

(c) Costs and Expenses. Borrowers shall pay all costs and expenses of Agent incurred in connection herewith or otherwise due and owing as of the date hereof pursuant to Section 9.4 of the Loan Agreement.

(d) Sales Fee. Borrowers shall pay to Agent a non-refundable sales fee in connection with the Epic Inventory in the amount of $821,960 on or before the Effective Date, and the failure to pay any such fee on or before such date (x) shall be an Event of Default and (y) shall render each of the amendments set forth herein to be no longer of any force or effect.

(e) Joinder. By executing and delivering this Amendment, each of Poipu Resort Partners, LP, a Hawaii limited partnership (“Poipu Resort Partners”) and AKGI Poipu Investments, Inc., a California corporation (“AKGI Poipu Investments”) agrees to and shall become on the Poipu Purchase Closing Date (i) a Borrower under, and to be bound by, and to comply with, the terms and conditions of the Loan Agreement and each of the other Loan Documents; (ii) an Additional Pledgor (as defined in the Pledge Agreement) under, and to be bound by, and to comply with, the terms and conditions of the Pledge Agreement and this Amendment shall be deemed to be “Counterpart Agreement” for all purposes thereof, and in addition, the information contained in the schedules that shall be attached as Schedule II hereto on the Poipu Purchase Closing Date, if any, shall be deemed to be a part of Schedule II to the Pledge Agreement; and (iii) an Additional Grantor (as defined in the Security Agreement) under, and to be bound by, and to comply with, the terms and conditions of the Security Agreement and this Amendment shall be deemed to be a “Counterpart Agreement” for all purposes thereof.

(f) Poipu Receivables; Transfer of Contract Files; Waiver. On the Poipu Purchase Closing Date, Agent shall receive (i) a fully executed copy of the Poipu Purchase Agreement, (ii) a fully executed and delivered Interim Custodial Agreement (the “Textron/Poipu Custodial Agreement”), by and among Textron Financial Services, Inc. (“Textron”), as Custodian, Poipu Resort Partners, as Borrower, Sunterra Financial Services, Inc., as Administrative Agent, and the Agent, in form and substance satisfactory to Agent and (iii) an amendment to the Custodial Agreement in form and substance satisfactory to Agent, executed by the parties thereto. Borrowers shall, within sixty (60) days of the Poipu Purchase Closing Date, cause all Contract Files held by Textron (the “Poipu Receivables”) pursuant to the Textron/Poipu Custodial Agreement, to be transferred to the Custodian. Notwithstanding any other provision in the Loan Documents to the contrary, the Poipu Receivables shall be Eligible Mortgage Receivables as of the Poipu Purchase Closing Date, provided, however, that (i) the failure to transfer to the Custodian the Contract Files related to such Poipu Receivables within fifteen (15) days following the time period provided in the preceding sentence of this Section 2(f) shall cause such Poipu Receivables to cease to be Eligible Mortgage Receivables.

(g) Certain Documents with respect to Poipu Resort Partners and AKGI Poipu Investments. On the Poipu Purchase Closing Date, Agent shall receive from each of Poipu Resort Partners and AKGI Poipu Investments, as applicable:

(i) copies of the Organizational Documents of such Person, certified by the Secretary of State of its jurisdiction of organization, along with all amendments thereto, if applicable, or, if such document is of a type that may not be so certified, certified by the secretary or similar officer or manager of such Person, together with a good standing certificate from the Secretary of State of its jurisdiction of organization and each other jurisdiction in the United States in which such Person is qualified to do business and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each jurisdiction of organization, each dated a recent date prior to the Effective Date;

(ii) resolutions of the Governing Body of such Person approving and authorizing the execution, delivery and performance by such Person of this Amendment and each of the Loan Documents to which it is a party, certified as of the date hereof by the secretary or similar officer or manager of such Person as being in full force and effect without modification or amendment;

(iii) signature and incumbency certificates of the officers or managers of such Person executing the Loan Documents to which it is a party:

(iv) evidence satisfactory to Agent of the compliance by each such Person and the owner of all the membership interests thereof of its obligations under the Collateral Documents (including, without limitation, their obligations to execute and deliver UCC financing statements, originals of securities, instruments and chattel paper and any agreements governing deposit and/or securities accounts as provided therein);

(v) (A) a completed Collateral Certificate dated as of the date hereof and executed by an Authorized Officer of each such Person, (B) the results of a search (including a recent update thereof), by a Person satisfactory to Agent, of all effective UCC financing statements (or equivalent filings) made with respect to any personal or mixed property of each such Person and Sunterra Developer and Sales Holding Company, together with copies of all such filings disclosed by such search, and (C) UCC termination statements (or similar documents) duly executed by all applicable Persons for filing in all applicable jurisdictions as may be necessary to terminate any effective UCC financing statements (or equivalent filings) disclosed in such search (other than any such financing statements in respect of Permitted Liens); and

(vi) evidence that each such Person and the applicable Loan Party that owns all of the membership interests of each such Person shall have taken or caused to be taken any other action, executed and delivered or caused to be executed and delivered any other agreement, document and instrument and made or caused to be made any other filing and recording (other than as set forth herein) reasonably required by Agent.

SECTION 3. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof (the “Effective Date”) provided that each of the following conditions precedent shall have been satisfied on or before such date:

(a) Amendment. Agent has received counterparts of this Amendment executed by Borrowers and Agent on behalf of Lenders.

(b) Notes. Agent, on behalf of each Lender, shall have received an amendment and restatement of the Tranche A Note (“Amended Tranche A Note”) and the Tranche B Note (“Amended Tranche B Note”; the Amended Tranche A Note and the Amended Tranche B Note, together, the “Amended Notes”) reflecting the applicable amendments to the Loan Agreement set forth herein, in each case in form and substance satisfactory to such Lender, executed by Borrowers.

(c) Pledge Agreement. Agent shall have received an amendment to the Pledge Agreement, in form and substance satisfactory to Agent, executed by the parties thereto.

(d) Other Documents. Agent shall have received from each of the Borrowers resolutions of the Governing Body of such Person approving and authorizing the execution, delivery and performance by such Person of this Amendment, the Amended Notes and other documents related to this Amendment, certified as of the date hereof by the secretary or similar officer or manager of such Person as being in full force and effect without modification or amendment.

(e) Opinions of Counsel. Agent shall have received legal opinions from counsel to the Borrowers, covering such matters as Agent may request and in form and substance satisfactory to Agent.

(f) Representations and Warranties. The representations and warranties contained in Section 4 of this Amendment and each of the Loan Documents shall be true and correct in all material respects on and as of the Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all material respects as of such earlier date).

(g) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing or shall occur after giving effect to this Amendment.

SECTION 4. Representations and Warranties. To induce Agent and the Lenders to enter into this Amendment, each Borrower hereby represents and warrants to Agent and the Lenders:

(a) Representations and Warranties. The representations and warranties contained in this Section 4 and in each of the Loan Documents are true and correct in all material respects on and as of the Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all material respects as of such earlier date). On the Poipu Purchase Closing Date, all receivables with respect to the Poipu Receivables shall constitute Collateral for all purposes of the Loan Agreement and the other Loan Documents and the Lien of the Agent in such Collateral shall be a valid and perfected first priority Lien subject only to Permitted Liens (to the extent that such Permitted Liens are accorded priority as a matter of law or pursuant to agreement).

(b) No Default or Event of Default. No Default or Event of Default has occurred and is continuing or will occur after giving effect to this Amendment.

SECTION 5. Reference to and Effect on the Loan Documents; Prior Amendment; Release of Liens on Other Assets.

(a) Reference to and Effect on the Loan Documents. As of the Effective Date, any reference in any Loan Document to the Existing Loan Agreement shall be to the Existing Loan Agreement, as amended hereby. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any of the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(b) Prior Amendment. As of the Effective Date, the parties hereto agree that all references to the Tranche C Borrowing Base in Section 2(b) of Amendment No. 2, dated as of February 13, 2004, to the Existing Loan Agreement shall be deleted, and none of the parties hereto shall have any rights or obligations with respect to such provision.

(c) Release of Liens on Other Assets. In accordance with the provisions of Section 8.8(c) of the Existing Loan Agreement, the Lenders hereby authorize the Agent on the Effective Date to execute, acknowledge and deliver to the applicable Borrower any documents (each, an “Other Assets Release”) necessary to evidence the release from the Liens granted to the Agent for the benefit of the Lenders upon the Collateral related to the Other Assets, provided that (i) no Default or Event of Default has occurred and is continuing on the Effective Date (ii) the applicable Borrower, at its sole expense, and subject to Agent’s approval, has delivered to Agent any and all documents and instruments necessary to effect the Other Assets Release of the applicable Other Asset(s) from the Lien of the Agent, (iii) the applicable Borrower has paid to Agent, upon its delivery of an Other Assets Release, all costs reasonably incurred by Agent (including, but not limited to, recording charges, taxes and fees and reasonable attorneys’ fees and disbursements) in connection with the review, execution and delivery of such Other Assets Release and all related documents and instruments, and (iv) such Other Assets Release shall not in any manner discharge, affect or impair the Obligations or any Lien upon (or obligations of any Loan Party in respect of) all interests in any other Collateral of any Borrower.

SECTION 6. Integration; Amendment. This Amendment sets forth in full the terms of agreement between the parties with respect to the amendment described herein and is intended as the full, complete and exclusive agreement governing the relationship between the parties with respect to such amendment. This Amendment supersedes all discussions, promises, representations, warranties, agreements and understandings between the parties with respect to the amendment described herein.

SECTION 7. No Third Party Beneficiaries. This Amendment shall be binding upon and inure to the benefit of Borrowers, Agent and the Lenders and their respective successors and assigns. No Person other than the parties hereto shall have any rights hereunder or be entitled to rely on this Amendment, and all third-party beneficiary rights are hereby expressly disclaimed.

SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

[signature pages in separate document]

Amendment #4 (1 of 2)

BORROWERS:

SUNTERRA CORPORATION

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

AKGI LAKE TAHOE INVESTMENTS, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

AKGI ST. MAARTEN, NV

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

ARGOSY GRAND BEACH, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

ARGOSY PARTNERS, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

Amendment #4 (1 of 2)

ARGOSY/KGI GRAND BEACH INVESTMENT PARTNERSHIP

By:	Argosy Grand Beach, Inc., Its General Partner

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

By:	Argosy Partners, Inc.,
Its General Partner

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

By:	KGI Grand Beach Investments Inc.,
its Managing General Partner

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

CLUB SUNTERRA, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

GEORGE ACQUISITION SUBSIDIARY, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

Amendment #4 (1 of 2)

GRAND BEACH PARTNERS, L. P.

By:	Argosy/KGI Grand Beach Investment Partnership, its General Partner

	By:	Argosy Partners, Inc., its General partner

		By:	/s/ Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

	By:	Argosy Grand Beach, Inc., its General partner

		By:	/s/ Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

	By:	KGI Grand Beach Investments, Inc. its Managing General Partner

		By:	/s/ Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

Amendment #4 (1 of 2)

GRAND BEACH RESORT, LIMITED PARTNERSHIP

By:	Grand Beach Partners, LP, its General Partner

	By:	Argosy/KGI Grand Beach Investment Partnership, its General Partner

		By:	KGI Grand Beach Investments, Inc., its Managing General Partner

			By:	/s/ Frederick C. Bauman
			Name:	Frederick C. Bauman
			Title:	Vice President

		By:	Argosy Partners, Inc.,

			By:	/s/ Frederick C. Bauman
			Name:	Frederick C. Bauman
			Title:	Vice President

		By:	Argosy Grand Beach, Inc., its General partners

			By:	/s/ Frederick C. Bauman
			Name:	Frederick C. Bauman
			Title:	Vice President

Amendment #4 (1 of 2)

KABUSHIKI GAISHA KEI, LLC

	By:	Sunterra Finance Holding Company, its Member

		By:	/s/ Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

KGI GRAND BEACH INVESTMENTS, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

KGK LAKE TAHOE DEVELOPMENT, INC.

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

LAKE TAHOE RESORT PARTNERS, LLC

By:	AKGI Lake Tahoe Investments, Inc., its Managing Member

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

By:	KGK Lake Tahoe Development, Inc., its Member

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Amendment #4 (1 of 2)

MMG DEVELOPMENT CORP.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

PREMIER VACATIONS, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

RESORT MARKETING INTERNATIONAL, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

RESORTS DEVELOPMENT INTERNATIONAL, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

RPM MANAGEMENT, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

SUNTERRA DEVELOPER AND SALES
HOLDING COMPANY (f/k/a AVCOM International, Inc.)

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

Amendment #4 (1 of 2)

SUNTERRA FINANCIAL SERVICES, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

SUNTERRA PACIFIC, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

SUNTERRA TRAVEL, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

SUNTERRA FINANCE HOLDING COMPANY

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

SUNTERRA CENTRALIZED SERVICES COMPANY

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

SUNTERRA MANAGEMENT AND EXCHANGE HOLDING COMPANY

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

Amendment #4 (1 of 2)

CLUB SUNTERRA DEVELOPMENT, LLC
(f/k/a Club Sunterra, LLC)

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

INTERNATIONAL TIMESHARES MARKETING, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

RPM MANAGEMENT, LLC

By:	Sunterra Management and Exchange Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Amendment #4 (1 of 2)

SUNTERRA DAYTONA DEVELOPMENT, LLC (f/k/a Sunterra Bent Creek Golf Course Development, LLC)

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA HILTON HEAD DEVELOPMENT, LLC (f/k/a Sunterra Bent Creek Village Development, LLC)

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA COMMUNICATIONS, LLC

By:	Sunterra Management and Exchange Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA CORAL SANDS DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Amendment #4 (1 of 2)

SUNTERRA CYPRESS POINTE I DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA CYPRESS POINTE II DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA CYPRESS POINTE III DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

CLUB SUNTERRA DEVELOPMENT CALIFORNIA, LLC (f/k/a Sunterra East Marketing, LLC)

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Amendment #4 (1 of 2)

SUNTERRA FALL CREEK DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA GRAND BEACH I DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA GRAND BEACH II DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA GREENSPRINGS DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Amendment #4 (1 of 2)

SUNTERRA EPIC MORTGAGE HOLDINGS, LLC (f/k/a Sunterra KGK Partners Finance, LLC)

By:	Sunterra Finance Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA KALLOF PLACE DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA LAKE TAHOE DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA PALM SPRINGS DEVELOPMENT, LLC (f/k/a Sunterra North Marketing, LLC)

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Amendment #4 (1 of 2)

SUNTERRA POCO DIABLO DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA SCOTTSDALE DEVELOPMENT, LLC (f/k/a Sunterra Poipu GP Development, LLC)

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA LAS VEGAS DEVELOPMENT, LLC (f/k/a Sunterra Polynesian Isles Development, LLC)

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA PORT ROYAL DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Amendment #4 (1 of 2)

SUNTERRA POWHATAN DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA RIDGE ON SEDONA DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA RIDGE POINTE DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Amendment #4 (1 of 2)

SUNTERRA SAN LUIS BAY DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA SANTA FE DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA SEDONA SPRINGS DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA SEDONA SUMMIT DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Amendment #4 (1 of 2)

SUNTERRA CITRUS SHARE HOLDING,
LLC (f/k/a Sunterra South Marketing, LLC)

By:	Sunterra Corporation, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA ST. CROIX DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA STEAMBOAT DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA TAHOE BEACH & SKI DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Amendment #4 (1 of 2)

SUNTERRA VILLA MIRAGE DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA VILLAS OF SEDONA DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA RESIDUAL ASSETS FINANCE, LLC

By:	Sunterra Finance Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Amendment #4 (1 of 2)

SUNTERRA RESIDUAL ASSETS M&E, LLC

By:	Sunterra Management and Exchange Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

CLUB SUNTERRA DEVELOPMENT II, LLC (f/k/a Sunterra Texas Development, LLC)

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA MORTGAGE HOLDINGS, LLC

By:	Sunterra Finance Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President:

SUNTERRA CENTRALIZED SERVICES GLOBAL, LLC

By:	Sunterra Centralized Services Company

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President:

Amendment #4 (1 of 2)

SUNTERRA CENTRALIZED SERVICES NEVADA, LLC

By:	Sunterra Centralized Services Company

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA CENTRALIZED SERVICES USA, LLC

By:	Sunterra Centralized Services Company

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

EPIC DECLARANT, INC.

By:	/s/ Michael Westfall
Name:	Michael Westfall
Title:	President

EPIC RESIDUAL ASSETS, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

SUNTERRA WEST MAUI DEVELOPMENT,
LLC (f/k/a Sunterra West Marketing, LLC)

By:	Sunterra Developer and Sales Holding Company, its manager

	By:	/s/ Frederick C. Bauman
Frederick C. Bauman
	Its:	Vice President

Amendment #4 (1 of 2)

RESORT MANAGEMENT INTERNATIONAL, INC.

By:	/s/ Frederick C. Bauman
Frederick C. Bauman
Its:	Vice President

WEST MAUI RESORT PARTNERS, L.P.

By:	Signature Capital-West Maui LLC
Its:	Managing general partner

	By:	Sunterra Developer and Sales Holding Company, its sole member and manager

		By:	/s/ Frederick C. Bauman
Frederick C. Bauman
		Its:	Vice President

SIGNATURE CAPITAL-WEST MAUI, LLC

By:	Sunterra Developer and Sales Holding
Company, its sole member and manager

	By:	/s/ Frederick C. Bauman
Frederick C. Bauman
	Its:	Vice President

Amendment #4 (1 of 2)

EPIC MASTER FUNDING CORPORATION

By:	/s/ Michael S. Westfall
Michael S. Westfall
Its:	Vice President

AKGI POIPU INVESTMENTS, INC.

By:	/s/ Frederick C. Bauman
Frederick C. Bauman
Its:	Vice President

POIPU RESORT PARTNERS, LP

By:	Argosy/KGI Poipu Investment Partnership, LP
Its:	Managing general partner

	By:	AKGI Poipu Investments, Inc.
	Its:	Sole general partner

		By:	/s/ Frederick C. Bauman
Frederick C. Bauman
		Its:	Vice President

Amendment #4 Signature Page

AGENT:

MERRILL LYNCH MORTGAGE CAPITAL INC.

By:	/s/ Jonathan Grant Jones
Name:	Jonathan Grant Jones
Title:	Vice President

LENDER:

MERRILL LYNCH MORTGAGE LENDING, INC.
As authorized by the Lender,
Merrill Lynch Mortgage Capital Inc., as Agent

By:	/s/ Jonathan Grant Jones
Name:	Jonathan Grant Jones
Title:	Vice President

APPENDIX A-1

TO LOAN AGREEMENT

Tranche A Loan Commitments

Lender	Tranche A Loan Commitment
Merrill Lynch Mortgage Lending, Inc.	The sum of $200,000,000, plus an amount equal to the aggregate amount of the Epic Receivables

APPENDIX A-2

TO LOAN AGREEMENT

Tranche B Loan Commitments

Lender	Tranche B Loan Commitment
Merrill Lynch Mortgage Lending, Inc.	$150,000,000

Schedule 1.1 (vii)

to Loan Agreement

MORTGAGED REAL PROPERTY

As Attached

SCHEDULE 1.1(vii)

TO SUNTERRA/MERRILL LYNCH LOAN AGREEMENT

MORTGAGED REAL PROPERTY

Entity	Property Name	Description
Sunterra Corporation Property deeded to MMG Development Corp., a Florida Corporation 12/20/02	Bent Creek Golf Village	Timeshare

Sunterra Corporation Property deeded to Sunterra Cypress Pointe II Development, LLC 12/20/02	Cypress Pointe Resort Grand Villas	Timeshare

Sunterra Corporation Property deeded to Sunterra Cypress Pointe I Development, LLC 12/20/02	Cypress Pointe Resort Lake Buena Vista	Timeshare

Grand Beach Resort, Limited Partnership Property to be deeded to Sunterra Grand Beach I Development, LLC prior to 09/30/05	Embassy Vacation Resorts Grand Beach	Timeshare

Lake Tahoe Resort Partners LLC NO CHANGE	Embassy Vacation Resorts Lake Tahoe	Timeshare

AKGI St. Maarten, N.V. NO CHANGE	Flamingo Beach	Timeshare

Grand Beach Resort, Limited Partnership Property deeded to Sunterra Grand Beach II Development, LLC 12/17/02	Grand Beach II	Timeshare

Greensprings Associates RECORDS SHOULD SHOW Certificate of Merger with and into Sunterra Greensprings Development, LLC 12/04/02	Greensprings Plantation	Timeshare

Sunterra Corporation Property deeded to Sunterra Fall Creek Development, LLC 12/15/02	Plantation at Fall Creek	Timeshare

MMG Development Corp. NO CHANGE	Polynesian Isles	Timeshare

Powhatan Associates RECORDS SHOULD SHOW Certificate of Merger with and into Sunterra Powhatan Development, LLC 12/04/02	Powhatan Plantation	Timeshare

SCHEDULE 1.1(vii)

TO SUNTERRA/MERRILL LYNCH LOAN AGREEMENT

MORTGAGED REAL PROPERTY

Entity	Property Name	Description
Ridge Pointe, Limited Partnership RECORDS SHOULD SHOW Certificate of Merger with and into Sunterra Ridge Pointe Development, LLC 03/19/03	Ridge Point Resort	Timeshare

Port Royal Resort, LP RECORDS SHOULD SHOW Certificate of Merger with and into Sunterra Port Royal Development, LLC 12/27/02	Royal Dunes Beach Villas at Port Royal	Timeshare

AKGI St. Maarten, N.V. NO CHANGE	Royal Palm Beach	Timeshare

Sunterra Corporation Property deeded to Sunterra San Luis Bay Development, LLC 12/12/02	San Luis Bay Inn	Timeshare

All Seasons Resorts, Inc. (AZ) Property deeded to Sunterra Villa Mirage Development, LLC 12/19/02	Scottsdale Villa Mirage	Timeshare

All Seasons Resorts, Inc. (AZ) Property deeded to Sunterra Sedona Springs Development, LLC 04/08/03	Sedona Springs	Timeshare

All Seasons Resorts, Inc. (AZ) Property deeded to Sunterra Sedona Summit Development, LLC 12/19/02	Sedona-Summit	Timeshare

Lake Tahoe Resort Partners LLC Property deeded to Sunterra Tahoe Beach & Ski Development, LLC 12/30/02	Tahoe Beach & Ski	Timeshare

All Seasons Resorts, Inc. (AZ) Property deeded to Sunterra Ridge on Sedona Development, LLC 12/19/02	The Ridge at Sedona Golf	Timeshare

All Seasons Resorts, Inc. (AZ) RECORDS SHOULD SHOW Certificate of Merger with and into Sunterra Poco Diablo Development, LLC 04/08/03	Villas at Poco Diablo	Timeshare

All Seasons Resorts, Inc. (AZ) Property deeded to Sunterra Villas of Sedona Development, LLC 04/08/03	Villas at Sedona	Timeshare

Sunterra Corporation Property deeded to Sunterra Santa Fe Development, LLC 12/10/02	Villas de Santa Fe	Timeshare

Schedule I

to Loan Agreement

BORROWER SUBSIDIARIES

As Attached

SCHEDULE I

TO SUNTERRA/MERRILL LYNCH LOAN AGREEMENT

BORROWER SUBSIDIARIES

Sunterra Grand Beach II Development, LLC

Sunterra Greensprings Development, LLC

Sunterra Hilton Head Development, LLC (f/k/a Sunterra Bent Creek Village Development, LLC)

Sunterra Lake Tahoe Development, LLC

Sunterra Las Vegas Development, LLC (f/k/a Sunterra Polynesian Isles Development, LLC)

Sunterra Management and Exchange Holding Company

Sunterra Mexico Share Holding, LLC (f/k/a Sunterra Kallof Place Development, LLC

Sunterra Mortgage Holdings, LLC

Sunterra Pacific, Inc.

Sunterra Palm Springs Development, LLC (f/k/a Sunterra North Marketing, LLC)

Sunterra Poco Diablo Development, LLC

Sunterra Port Royal Development, LLC

Sunterra Powhatan Development, LLC

Sunterra Residual Assets Development, LLC

Sunterra Residual Assets Finance, LLC

Sunterra Residual Assets M&E, LLC

Sunterra Resort Management, Inc., (f/k/a RPM Management, Inc.)

Sunterra Ridge on Sedona Development, LLC

Sunterra Ridge Pointe Development, LLC

Sunterra San Luis Bay Development, LLC

Sunterra Santa Fe Development, LLC

Sunterra Scottsdale Development, LLC (f/k/a Sunterra Poipu GP Development, LLC)

Sunterra Sedona Springs Development, LLC

Sunterra Sedona Summit Development, LLC

Sunterra St. Croix Development, LLC

Sunterra Steamboat Development, LLC

Sunterra Tahoe Beach & Ski Development, LLC

Sunterra Travel, Inc.

Sunterra Villa Mirage Development, LLC

Sunterra Villas of Sedona Development, LLC

Sunterra West Maui Development, LLC (f/k/a Sunterra West Marketing, LLC)

West Maui Resort Partners, LP

Schedule A

INVENTORY COLLATERAL VALUE SCHEDULE

As Attached

Sunterra Corporation
Extension of Credit Facility
20% Accelerated Inventory Payback

Inventory Collateral at June 30, 2005	$164,465,065

20% Threshold	32,893,013

Gross Collateral	Accelerated Deduction	Net Collateral
$164,465,065	$0	$164,465,065

$160,000,000	$(1,116,266)	$158,883,734
$150,000,000	$(3,616,266)	$146,383,734
$140,000,000	$(6,116,266)	$133,883,734
$130,000,000	$(8,616,266)	$121,383,734
$120,000,000	$(11,116,266)	$108,883,734
$110,000,000	$(13,616,266)	$96,383,734
$100,000,000	$(16,116,266)	$83,883,734
$90,000,000	$(18,616,266)	$71,383,734
$80,000,000	$(21,116,266)	$58,883,734
$70,000,000	$(23,616,266)	$46,383,734
$60,000,000	$(26,116,266)	$33,883,734
$50,000,000	$(28,616,266)	$21,383,734
$40,000,000	$(31,116,266)	$8,883,734

$32,893,013	$(32,893,013)	$0

$30,000,000	$(30,000,000)	$0
$20,000,000	$(20,000,000)	$0
$10,000,000	$(10,000,000)	$0
$0	$0	$0

EXECUTION

AMENDMENT NO. 1

TO

PLEDGE AGREEMENT

AMENDMENT NO. 1, dated as of July 28, 2005 (this “Amendment”), to that certain Pledge Agreement, dated as of July 29, 2002 (the “Pledge Agreement”), made by EACH OF THE SIGNATORIES THERETO, whether as an original signatory thereto or as an Additional Pledgor (as therein defined) (each, a “Pledgor,” and collectively, the “Pledgors”) in favor of Merrill Lynch Mortgage Capital Inc., a Delaware Corporation, the administrative agent and collateral agent (in such capacity, “Agent”) for the Lenders under that certain Loan Agreement (the “Loan Agreement”), dated as of July 29, 2002, as amended by Amendment No. 1, dated as of December 20, 2002, Amendment No. 2, dated as of February 13, 2004 and Amendment No. 3, dated as of July 7, 2004, among Sunterra Corporation, a Maryland corporation, the Parent, Borrowers (as defined therein), the Lenders (as defined therein) and the Agent.

WITNESSETH:

WHEREAS, capitalized terms not otherwise defined herein shall have the same meanings as specified in the Pledge Agreement;

WHEREAS, the Pledgors have requested that Agent agree to amend the Pledge Agreement as more specifically set forth herein;

WHEREAS, Borrowers, Agent and Lenders have agreed to simultaneously amend the Loan Agreement; and

WHEREAS, Agent has indicated its willingness to agree to such amendment of the Pledge Agreement on the terms and subject to the satisfaction of the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the Pledgors and Agent on behalf of the Lenders hereby agree as follows:

SECTION 1. Amendment. As of the Effective Date (as defined in Section 2 hereof):

(a) Schedule I to the Pledge Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, Schedule I hereto.

(b) Schedule II to the Pledge Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, Schedule II hereto.

SECTION 2. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof (the “Effective Date”) provided that each of the following conditions precedent shall have been satisfied on or before such date:

(a) Amendment. Agent has received counterparts of this Amendment executed by the Pledgors and Agent on behalf of Lenders.

(b) Loan Agreement. Agent shall have received counterparts of Amendment No. 4 to the Loan Agreement (“Loan Agreement Amendment”) executed by the Borrowers and Agent on behalf of Lenders and all of the conditions in Section 3 of the Loan Agreement Amendment shall have been satisfied.

(c) Representations and Warranties. The representations and warranties contained in Section 3 of this Amendment, Section 5 of the Pledge Agreement and each of the other Loan Documents shall be true and correct in all material respects on and as of the Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all material respects as of such earlier date).

(d) No Default or Event of Default. No Default or Event of Default (as defined in the Loan Agreement) shall have occurred and be continuing or shall occur after giving effect to this Amendment.

SECTION 3. Representations and Warranties. To induce Agent and the Lenders to enter into this Amendment, each Pledgor hereby represents and warrants to Agent and the Lenders:

(a) Representations and Warranties. The representations and warranties contained in this Section 4, Section 5 of the Pledge Agreement and in each of the other Loan Documents are true and correct in all material respects on and as of the Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all material respects as of such earlier date).

(b) No Default or Event of Default. No Default or Event of Default has occurred and is continuing or will occur after giving effect to this Amendment.

SECTION 4. Reference to and Effect on the Loan Documents; Release and Return of Pledged Collateral related to Other Assets.

(a) Reference to and Effect on the Loan Documents. As of the Effective Date, any reference in any Loan Document (as defined in the Loan Agreement) to the Pledge Agreement shall be to the Pledge Agreement, as amended hereby. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any of the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(b) Release and Return of Pledged Collateral related to Other Assets. On the Effective Date, subject to the satisfaction of the conditions in this Amendment and the Loan Agreement Amendment, the Agent will, at the Pledgors’ expense, (A) return to the Pledgors such of the Pledged Collateral related to the Other Assets, as defined in the Loan Agreement and (B) execute and deliver to the Pledgors, without recourse, representation or warranty, such documents as the Pledgors shall reasonably request to evidence such termination, subject to the terms and conditions set forth in Section 5(c) of the Loan Agreement Amendment.

SECTION 5. Integration; Amendment. This Amendment sets forth in full the terms of agreement between the parties with respect to the amendment described herein and is intended as the full, complete and exclusive agreement governing the relationship between the parties with respect to such amendment. This Amendment supersedes all discussions, promises, representations, warranties, agreements and understandings between the parties with respect to the amendment described herein.

SECTION 6. No Third Party Beneficiaries. This Amendment shall be binding upon and inure to the benefit of Agent and the Pledgors and their respective successors and assigns. No Person other than the parties hereto shall have any rights hereunder or be entitled to rely on this Amendment, and all third-party beneficiary rights are hereby expressly disclaimed.

SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity and perfection or the perfection and the effect of perfection or non-perfection of the security interest created hereby, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the law of a jurisdiction other than the State of New York.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

[signature pages in separate document]

Amend #1 Pledge Agreement (1 of 2)

BORROWERS:

SUNTERRA CORPORATION

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

AKGI LAKE TAHOE INVESTMENTS, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

AKGI ST. MAARTEN, NV

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

ARGOSY GRAND BEACH, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

ARGOSY PARTNERS, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

Amend #1 Pledge Agreement (1 of 2)

ARGOSY/KGI GRAND BEACH INVESTMENT PARTNERSHIP

By:	Argosy Grand Beach, Inc.,
Its General Partner

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

By:	Argosy Partners, Inc.,
Its General Partner

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

By:	KGI Grand Beach Investments Inc., its Managing General Partner

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

CLUB SUNTERRA, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

GEORGE ACQUISITION SUBSIDIARY, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

Amend #1 Pledge Agreement (1 of 2)

GRAND BEACH PARTNERS, L.P.

By:	Argosy/KGI Grand Beach Investment Partnership, its General Partner

	By:	Argosy Partners, Inc., its General partner

		By:	/s/ Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

	By:	Argosy Grand Beach, Inc., its General partner

		By:	/s/ Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

	By:	KGI Grand Beach Investments, Inc.
its Managing General Partner

		By:	/s/ Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

Amend #1 Pledge Agreement (1 of 2)

GRAND BEACH RESORT, LIMITED PARTNERSHIP

By:	Grand Beach Partners, LP, its General Partner

	By:	Argosy/KGI Grand Beach Investment
Partnership, its General Partner

		By:	KGI Grand Beach Investments, Inc.,
its Managing General Partner

			By:	/s/ Frederick C. Bauman
			Name:	Frederick C. Bauman
			Title:	Vice President

		By:	Argosy Partners, Inc.,

			By:	/s/ Frederick C. Bauman
			Name:	Frederick C. Bauman
			Title:	Vice President

		By:	Argosy Grand Beach, Inc.,
its General partners

			By:	/s/ Frederick C. Bauman
			Name:	Frederick C. Bauman
			Title:	Vice President

Amend #1 Pledge Agreement (1 of 2)

KABUSHIKI GAISHA KEI, LLC

	By:	Sunterra Finance Holding Company,
its Member

		By:	/s/ Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

KGI GRAND BEACH INVESTMENTS, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

KGK LAKE TAHOE DEVELOPMENT, INC.

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

LAKE TAHOE RESORT PARTNERS, LLC

By:	AKGI Lake Tahoe Investments, Inc., its Managing Member

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

By:	KGK Lake Tahoe Development, Inc., its Member

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Amend #1 Pledge Agreement (1 of 2)

MMG DEVELOPMENT CORP.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

PREMIER VACATIONS, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

RESORT MARKETING INTERNATIONAL, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

RESORTS DEVELOPMENT INTERNATIONAL, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

RPM MANAGEMENT, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

SUNTERRA DEVELOPER AND SALES
HOLDING COMPANY (f/k/a AVCOM International, Inc.)

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

Amend #1 Pledge Agreement (1 of 2)

SUNTERRA FINANCIAL SERVICES, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

SUNTERRA PACIFIC, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

SUNTERRA TRAVEL, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

SUNTERRA FINANCE HOLDING COMPANY

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

SUNTERRA CENTRALIZED SERVICES COMPANY

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

SUNTERRA MANAGEMENT AND EXCHANGE HOLDING COMPANY

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

Amend #1 Pledge Agreement (1 of 2)

CLUB SUNTERRA DEVELOPMENT, LLC
(f/k/a Club Sunterra, LLC)

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

INTERNATIONAL TIMESHARES MARKETING, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

RPM MANAGEMENT, LLC

By:	Sunterra Management and Exchange Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Amend #1 Pledge Agreement (1 of 2)

SUNTERRA DAYTONA DEVELOPMENT,
LLC (f/k/a Sunterra Bent Creek Golf Course
Development, LLC)

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA HILTON HEAD
DEVELOPMENT, LLC (f/k/a Sunterra Bent
Creek Village Development, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA COMMUNICATIONS, LLC

By:	Sunterra Management and Exchange Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA CORAL SANDS
DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Amend #1 Pledge Agreement (1 of 2)

SUNTERRA CYPRESS POINTE I
DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA CYPRESS POINTE II
DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA CYPRESS POINTE III
DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

CLUB SUNTERRA DEVELOPMENT
CALIFORNIA, LLC (f/k/a Sunterra East
Marketing, LLC)

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Amend #1 Pledge Agreement (1 of 2)

SUNTERRA FALL CREEK DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA GRAND BEACH I
DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA GRAND BEACH II
DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA GREENSPRINGS
DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Amend #1 Pledge Agreement (1 of 2)

SUNTERRA EPIC MORTGAGE HOLDINGS, LLC (f/k/a Sunterra KGK Partners Finance, LLC)

By:	Sunterra Finance Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA KALLOF PLACE DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA LAKE TAHOE DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA PALM SPRINGS DEVELOPMENT, LLC (f/k/a Sunterra North Marketing, LLC)

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Amend #1 Pledge Agreement (1 of 2)

SUNTERRA POCO DIABLO DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA SCOTTSDALE DEVELOPMENT, LLC (f/k/a Sunterra Poipu GP Development, LLC)

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA LAS VEGAS DEVELOPMENT, LLC (f/k/a Sunterra Polynesian Isles Development, LLC)

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA PORT ROYAL DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Amend #1 Pledge Agreement (1 of 2)

SUNTERRA POWHATAN DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA RIDGE ON SEDONA DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA RIDGE POINTE DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Amend #1 Pledge Agreement (1 of 2)

SUNTERRA SAN LUIS BAY DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA SANTA FE DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA SEDONA SPRINGS DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA SEDONA SUMMIT DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Amend #1 Pledge Agreement (1 of 2)

SUNTERRA CITRUS SHARE HOLDING, LLC (f/k/a Sunterra South Marketing, LLC)

By:	Sunterra Corporation, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA ST. CROIX DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA STEAMBOAT DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA TAHOE BEACH & SKI DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Amend #1 Pledge Agreement (1 of 2)

SUNTERRA VILLA MIRAGE DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA VILLAS OF SEDONA DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA RESIDUAL ASSETS FINANCE, LLC

By:	Sunterra Finance Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Amend #1 Pledge Agreement (1 of 2)

SUNTERRA RESIDUAL ASSETS M&E, LLC

By:	Sunterra Management and Exchange Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

CLUB SUNTERRA DEVELOPMENT II, LLC (f/k/a Sunterra Texas Development, LLC)

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA MORTGAGE HOLDINGS, LLC

By:	Sunterra Finance Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA CENTRALIZED SERVICES GLOBAL, LLC

By:	Sunterra Centralized Services Company

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Amend #1 Pledge Agreement (1 of 2)

SUNTERRA CENTRALIZED SERVICES NEVADA, LLC

By:	Sunterra Centralized Services Company

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA CENTRALIZED SERVICES USA, LLC

By:	Sunterra Centralized Services Company

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

EPIC DECLARANT, INC.

By:	/s/ Michael Westfall
Name:	Michael Westfall
Title:	President

EPIC RESIDUAL ASSETS, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

SUNTERRA WEST MAUI DEVELOPMENT, LLC (f/k/a Sunterra West Marketing, LLC)

By:	Sunterra Developer and Sales Holding Company, its manager

	By:	/s/ Frederick C. Bauman
Frederick C. Bauman
	Its:	Vice President

Amend #1 Pledge Agreement (1 of 2)

RESORT MANAGEMENT INTERNATIONAL, INC.

By:	/s/ Frederick C. Bauman
Frederick C. Bauman
Its:	Vice President

WEST MAUI RESORT PARTNERS, L.P.

By:	Signature Capital-West Maui LLC
Its:	Managing general partner

	By:	Sunterra Developer and Sales Holding Company, its sole member and manager

		By:	/s/ Frederick C. Bauman
Frederick C. Bauman
		Its:	Vice President

SIGNATURE CAPITAL-WEST MAUI, LLC

By:	Sunterra Developer and Sales Holding Company, its sole member and manager

	By:	/s/ Frederick C. Bauman
Frederick C. Bauman
	Its:	Vice President

Amend #1 Pledge Agreement (1 of 2)

EPIC MASTER FUNDING CORPORATION

By:	/s/ Michael S. Westfall
Michael S. Westfall
Its:	Vice President

AKGI POIPU INVESTMENTS, INC.

By:	/s/ Frederick C. Bauman
Frederick C. Bauman
Its:	Vice President

POIPU RESORT PARTNERS, LP

By:	Argosy/KGI Poipu Investment Partnership, LP
Its:	Managing general partner

	By:	AKGI Poipu Investments, Inc.
	Its:	Sole general partner

		By:	/s/ Frederick C. Bauman
Frederick C. Bauman
		Its:	Vice President

Amend #1 Pledge Agreement

ACCEPTED AND AGREED

MERRILL LYNCH MORTGAGE CAPITAL INC.,
as Agent

By:	/s/ Jonathan Grant Jones
Name:	Jonathan Grant Jones
Title:	Vice President

SCHEDULE I TO PLEDGE AGREEMENT

Pledged Debt

None

SCHEDULE II TO PLEDGE AGREEMENT

Pledged Shares

(As Attached)

SCHEDULE II

TO AMENDED PLEDGE AGREEMENT

Pledged Shares

Name of Pledgor	Name of Issuer	Number of Shares	Class	Certificate Number
Epic Residual Assets, Inc.	Epic Declarant, Inc.	100	Common	1
Epic Residual Assets, Inc.	Epic Master Funding Corp.	100	Common	3
Resort Marketing International, Inc.	Premier Vacations, Inc.	1,000	Common	4
Sunterra Corporation	AKGI Lake Tahoe Investments, Inc.	1,000	Common	4
Sunterra Corporation	AKGI St. Maartin, NV	6,000	Common	1A
Sunterra Corporation	Argosy Grand Beach, Inc.	100	Common	10
Sunterra Corporation	Argosy Partners, Inc.	100	Common	3
Sunterra Corporation	Epic Residual Assets, Inc.	100	Common	1
Sunterra Corporation	George Acquisition Subsidiary, Inc.	1,000	Common	1
Sunterra Corporation	KGI Grand Beach Investments, Inc.	1,000	Common	4
Sunterra Corporation	KGK Investors, Inc.	1,000	Common	4
Sunterra Corporation	KGK Lake Tahoe Development, Inc.	1,000	Common	4
Sunterra Corporation	KGK Partners, Inc.	1,000	Common	4
Sunterra Corporation	Sunterra Centralized Services Company	100	Common	1
Sunterra Corporation	Sunterra Developer and Sales Holding Company	100	Common	M-3
Sunterra Corporation	Sunterra Finance Holding Company	100	Common	1
Sunterra Corporation	Sunterra Management and Exchange Holding Company	100	Common	1
Sunterra Corporation	Sunterra Pacific, Inc.	1,500,000	Common	35
Sunterra Corporation	Sunterra St. Croix, Inc.	1,000	Common	1
Sunterra Developer and Sales Holding Company	AKGI Poipu Investments, Inc.	1,000	Common	5
Sunterra Developer and Sales Holding Company	Mazatlan Development, Inc.	1,000	Common	6
Sunterra Developer and Sales Holding Company	MMG Development Corp.	1,000	Common	10
Sunterra Developer and Sales Holding Company	Resort Marketing International, Inc.	2,000	Common	6
Sunterra Developer and Sales Holding Company	Resort Marketing International, Inc. (Delaware)	100	Common	1
Sunterra Finance Holding Company	Sunterra Financial Services, Inc.	100	Common	2
Sunterra Management and Exchange Holding Company	Club Sunterra, Inc.	1,000	Common	2
Sunterra Management and Exchange Holding Company	Resort Management International, Inc.	1,000	Common	6
Sunterra Management and Exchange Holding Company	Sunterra Resort Management, Inc. (f/k/a RPM Management, Inc.)	1,000	Common	3
Sunterra Management and Exchange Holding Company	Sunterra Travel, Inc.	200	Common	3
Sunterra Pacific, Inc.	Sunterra Pacific Realty, Inc.	40,000	Common	2
Sunterra Poco Diablo Development, LLC	All Seasons Realty, Inc.	1,000	Common	3
Sunterra Residual Assets Development, LLC	Resorts Development International, Inc.	100	Common	7

AMENDED AND RESTATED TRANCHE A LOAN NOTE

THIS PROMISSORY NOTE AMENDS AND RESTATES IN ITS ENTIRETY THAT CERTAIN AMENDED AND RESTATED PROMISSORY NOTE DATED AS OF FEBRUARY 13, 2004 MADE BY BORROWERS (AS DEFINED HEREIN) TO PAYEE (AS DEFINED HEREIN) (THE “ORIGINAL NOTE”); PROVIDED, THIS PROMISSORY NOTE IS GIVEN SOLELY IN SUBSTITUTION OF THE ORIGINAL NOTE AND NOT IN REPAYMENT OR SATISFACTION THEREOF.

July 28, 2005

New York, New York

FOR VALUE RECEIVED, THE PERSONS SIGNATORY HERETO (each, a “Borrower”), jointly and severally promise to pay MERRILL LYNCH MORTGAGE LENDING, INC. (“Payee”) or its registered assigns, on or before July 31, 2007 the lesser of (a) the sum of TWO HUNDRED MILLION DOLLARS ($200,000,000), plus an amount equal to the aggregate amount of the Epic Receivables (as defined in the Loan Agreement referred to below) and (b) the unpaid principal amount of all advances made by Payee to the Borrowers as Tranche A Loans under the Loan Agreement.

The Borrowers jointly and severally also promise to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Loan Agreement, dated as of July 29, 2002, (as amended by Amendment No. 1, dated as of December 20, 2002, Amendment No. 2, dated as of February 13, 2005, Amendment No. 3, dated as of July 7, 2004 and Amendment No. 4, dated as of the even date hereof, and as it may be further amended, supplemented or otherwise modified, the “Loan Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Sunterra Corporation, a Maryland corporation (the “Parent”), the subsidiaries of the Parent listed on Schedule I thereto, the financial institutions from time to time party thereto and Merrill Lynch Mortgage Capital Inc., a Delaware corporation, as administrative and collateral agent for the Lenders.

This Note is one of the “Tranche A Loan Notes” in the aggregate principal amount of the sum of $200,000,000, plus an amount equal to the aggregate amount of the Epic Receivables, and is issued pursuant to and entitled to the benefits of the Loan Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Loans evidenced hereby were made and are to be repaid.

All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Payment Office of Agent or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Loan Agreement. Unless and until an Assignment and Acceptance effecting the assignment or transfer of the obligations evidenced hereby shall have been accepted by Agent and recorded in the Register, the Borrowers, the Agent and Lenders shall be entitled to deem and treat Payee as the owner and holder of this Note and the obligations evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of the Borrowers hereunder with respect to payments of principal of or interest on this Note.

This Note is subject to mandatory prepayment and to prepayment at the option of the Borrowers, each as provided in the Loan Agreement.

THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE BORROWERS AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

The terms of this Note are subject to amendment only in the manner provided in the Loan Agreement.

This Note is subject to restrictions on transfer or assignment as provided in the Loan Agreement.

No reference herein to the Loan Agreement and no provision of this Note or the Loan Agreement shall alter or impair the obligations of the Borrowers, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

The Borrowers promise to pay all costs and expenses, including reasonable attorneys’ fees, all as provided in the Loan Agreement, incurred in the collection and enforcement of this Note. The Borrowers and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and, except as expressly provided in the Loan Agreement, notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

IN WITNESS WHEREOF, each of the Borrowers has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

[Signature pages in separate document]

Tranche A Loan Note

BORROWERS:

SUNTERRA CORPORATION

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

AKGI LAKE TAHOE INVESTMENTS, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

AKGI ST. MAARTEN, NV

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

ARGOSY GRAND BEACH, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

ARGOSY PARTNERS, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

Tranche A Loan Note (1 of 2)

ARGOSY/KGI GRAND BEACH INVESTMENT PARTNERSHIP

By:	Argosy Grand Beach, Inc.,
Its General Partner

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

By:	Argosy Partners, Inc.,
Its General Partner

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

By:	KGI Grand Beach Investments Inc., its Managing General Partner

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

CLUB SUNTERRA, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

GEORGE ACQUISITION SUBSIDIARY, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

Tranche A Loan Note (1 of 2)

GRAND BEACH PARTNERS, L. P.

By:	Argosy/KGI Grand Beach Investment Partnership, its General Partner

	By:	Argosy Partners, Inc., its General partner

		By:	/s/ Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

	By:	Argosy Grand Beach, Inc., its General partner

		By:	/s/ Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

	By:	KGI Grand Beach Investments, Inc. its Managing General Partner

		By:	/s/ Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

Tranche A Loan Note (1 of 2)

GRAND BEACH RESORT, LIMITED
PARTNERSHIP

By:	Grand Beach Partners, LP,
its General Partner

	By:	Argosy/KGI Grand Beach
Investment
Partnership, its General Partner

		By:	KGI Grand Beach
Investments, Inc.,
its Managing General
Partner

			By:	/s/ Frederick C. Bauman
			Name:	Frederick C. Bauman
			Title:	Vice President

		By:	Argosy Partners, Inc.,

			By:	/s/ Frederick C. Bauman
			Name:	Frederick C. Bauman
			Title:	Vice President

		By:	Argosy Grand Beach, Inc., its General partners

			By:	/s/ Frederick C. Bauman
			Name:	Frederick C. Bauman
			Title:	Vice President

Tranche A Loan Note (1 of 2)

KABUSHIKI GAISHA KEI, LLC

	By:	Sunterra Finance Holding Company, its Member

		By:	/s/ Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

KGI GRAND BEACH INVESTMENTS, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

KGK LAKE TAHOE DEVELOPMENT, INC.

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

LAKE TAHOE RESORT PARTNERS, LLC

By:	AKGI Lake Tahoe Investments, Inc., its Managing Member

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

By:	KGK Lake Tahoe Development, Inc., its Member

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Tranche A Loan Note (1 of 2)

MMG DEVELOPMENT CORP.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

PREMIER VACATIONS, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

RESORT MARKETING INTERNATIONAL, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

RESORTS DEVELOPMENT INTERNATIONAL, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

RPM MANAGEMENT, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

SUNTERRA DEVELOPER AND SALES HOLDING COMPANY (f/k/a AVCOM International, Inc.)

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

Tranche A Loan Note (1 of 2)

SUNTERRA FINANCIAL SERVICES, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

SUNTERRA PACIFIC, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

SUNTERRA TRAVEL, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

SUNTERRA FINANCE HOLDING COMPANY

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

SUNTERRA CENTRALIZED SERVICES COMPANY

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

SUNTERRA MANAGEMENT AND EXCHANGE HOLDING COMPANY

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

Tranche A Loan Note (1 of 2)

CLUB SUNTERRA DEVELOPMENT, LLC (f/k/a Club Sunterra, LLC)

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

INTERNATIONAL TIMESHARES MARKETING, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

RPM MANAGEMENT, LLC

By:	Sunterra Management and Exchange Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Tranche A Loan Note (1 of 2)

SUNTERRA DAYTONA DEVELOPMENT, LLC (f/k/a Sunterra Bent Creek Golf Course Development, LLC)

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA HILTON HEAD DEVELOPMENT, LLC (f/k/a Sunterra Bent Creek Village Development, LLC)

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA COMMUNICATIONS, LLC

By:	Sunterra Management and Exchange Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA CORAL SANDS DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Tranche A Loan Note (1 of 2)

SUNTERRA CYPRESS POINTE I DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA CYPRESS POINTE II DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA CYPRESS POINTE III DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

CLUB SUNTERRA DEVELOPMENT CALIFORNIA, LLC (f/k/a Sunterra East Marketing, LLC)

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Tranche A Loan Note (1 of 2)

SUNTERRA FALL CREEK DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA GRAND BEACH I DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA GRAND BEACH II DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA GREENSPRINGS DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Tranche A Loan Note (1 of 2)

SUNTERRA EPIC MORTGAGE HOLDINGS, LLC (f/k/a Sunterra KGK Partners Finance, LLC)

By:	Sunterra Finance Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA KALLOF PLACE DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company., its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA LAKE TAHOE DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA PALM SPRINGS DEVELOPMENT, LLC (f/k/a Sunterra North Marketing, LLC)

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Tranche A Loan Note (1 of 2)

SUNTERRA POCO DIABLO DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA SCOTTSDALE DEVELOPMENT, LLC (f/k/a Sunterra Poipu GP Development, LLC)

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA LAS VEGAS DEVELOPMENT, LLC (f/k/a Sunterra Polynesian Isles Development, LLC)

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA PORT ROYAL DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Tranche A Loan Note (1 of 2)

SUNTERRA POWHATAN DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA RIDGE ON SEDONA DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA RIDGE POINTE DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Tranche A Loan Note (1 of 2)

SUNTERRA SAN LUIS BAY DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA SANTA FE DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA SEDONA SPRINGS DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA SEDONA SUMMIT DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Tranche A Loan Note (1 of 2)

SUNTERRA CITRUS SHARE HOLDING, LLC (f/k/a Sunterra South Marketing, LLC)

By:	Sunterra Corporation, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA ST. CROIX DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA STEAMBOAT DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA TAHOE BEACH & SKI DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Tranche A Loan Note (1 of 2)

SUNTERRA VILLA MIRAGE DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA VILLAS OF SEDONA DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA RESIDUAL ASSETS FINANCE, LLC

By:	Sunterra Finance Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Tranche A Loan Note (1 of 2)

SUNTERRA RESIDUAL ASSETS M&E, LLC

By:	Sunterra Management and Exchange Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

CLUB SUNTERRA DEVELOPMENT II, LLC (f/k/a Sunterra Texas Development, LLC)

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA MORTGAGE HOLDINGS, LLC

By:	Sunterra Finance Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA CENTRALIZED SERVICES GLOBAL, LLC

By:	Sunterra Centralized Services Company

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Tranche A Loan Note (1 of 2)

SUNTERRA CENTRALIZED SERVICES NEVADA, LLC

By:	Sunterra Centralized Services Company

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA CENTRALIZED SERVICES USA, LLC

By:	Sunterra Centralized Services Company

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

EPIC DECLARANT, INC.

By:	/s/ Michael Westfall
Name:	Michael Westfall
Title:	President

EPIC RESIDUAL ASSETS, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

SUNTERRA WEST MAUI DEVELOPMENT, LLC (f/k/a Sunterra West Marketing, LLC)

By:	Sunterra Developer and Sales Holding Company, its manager

	By:	/s/ Frederick C. Bauman
Frederick C. Bauman
	Its:	Vice President

Tranche A Loan Note (1 of 2)

RESORT MANAGEMENT INTERNATIONAL, INC.

By:	/s/ Frederick C. Bauman
Frederick C. Bauman
Its:	Vice President

WEST MAUI RESORT PARTNERS, L.P.

By:	Signature Capital-West Maui LLC
Its:	Managing general partner

	By:	Sunterra Developer and Sales Holding Company, its sole member and manager

		By:	/s/ Frederick C. Bauman
Frederick C. Bauman
		Its:	Vice President

SIGNATURE CAPITAL-WEST MAUI, LLC

By:	Sunterra Developer and Sales Holding Company, its sole member and manager

	By:	/s/ Frederick C. Bauman
Frederick C. Bauman
	Its:	Vice President

3Tranche A Loan Note (1 of 1)

EPIC MASTER FUNDING CORPORATION

By:	/s/ Michael S. Westfall
Michael S. Westfall
Its:	Vice President

AKGI POIPU INVESTMENTS, INC.

By:	/s/ Frederick C. Bauman
Frederick C. Bauman
Its:	Vice President

POIPU RESORT PARTNERS, LP

By:	Argosy/KGI Poipu Investment Partnership, LP
Its:	Managing general partner

	By:	AKGI Poipu Investments, Inc.
	Its:	Sole general partner

		By:	/s/ Frederick C. Bauman
Frederick C. Bauman
		Its:	Vice President

TRANSACTIONS

ON

TRANCHE A LOAN NOTE

Date	Amount of Loan Made This Date	Amount of Principal Paid This Date	Outstanding Principal Balance This Date	Notation Made By

AMENDED AND RESTATED TRANCHE B LOAN NOTE

THIS PROMISSORY NOTE AMENDS AND RESTATES IN ITS ENTIRETY THAT CERTAIN PROMISSORY NOTE DATED AS OF FEBRUARY 13, 2004 MADE BY BORROWERS (AS DEFINED HEREIN) TO PAYEE (AS DEFINED HEREIN) (THE “ORIGINAL NOTE”); PROVIDED, THIS PROMISSORY NOTE IS GIVEN SOLELY IN SUBSTITUTION OF THE ORIGINAL NOTE AND NOT IN REPAYMENT OR SATISFACTION THEREOF.

July 28, 2005

New York, New York

FOR VALUE RECEIVED, THE PERSONS SIGNATORY HERETO (each, a “Borrower”), jointly and severally promise to MERRILL LYNCH MORTGAGE LENDING, INC. (“Payee”) or its registered assigns, on or before July 31, 2007 the lesser of (a) ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) and (b) the unpaid principal amount of all advances made by Payee to the Borrowers as Tranche B Loans under the Loan Agreement referred to below.

The Borrowers jointly and severally also promise to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Loan Agreement, dated as of July 29, 2002 (as amended by Amendment No. 1, dated as of December 20, 2002, Amendment No. 2, dated as of February 13, 2005, Amendment No. 3, dated as of July 7, 2004 and Amendment No. 4, dated as of the even date hereof, as it may be further amended, supplemented or otherwise modified, the “Loan Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Sunterra Corporation, a Maryland corporation (the “Parent”), the subsidiaries of the Parent listed on Schedule I thereto, the financial institutions from time to time party thereto and Merrill Lynch Mortgage Capital Inc., a Delaware corporation, as administrative and collateral agent for the Lenders.

This Note is one of the “Tranche B Loan Notes” in the aggregate principal amount of $150,000,000 and is issued pursuant to and entitled to the benefits of the Loan Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Loans evidenced hereby were made and are to be repaid.

All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Payment Office of Agent or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Loan Agreement. Unless and until an Assignment and Acceptance effecting the assignment or transfer of the obligations evidenced hereby shall have been accepted by Agent and recorded in the Register, the Borrowers, the Agent and Lenders shall be entitled to deem and treat Payee as the owner and holder of this Note and the obligations evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of the Borrowers hereunder with respect to payments of principal of or interest on this Note.

This Note is subject to mandatory prepayment and to prepayment at the option of the Borrowers, each as provided in the Loan Agreement.

THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE BORROWERS AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

The terms of this Note are subject to amendment only in the manner provided in the Loan Agreement.

This Note is subject to restrictions on transfer or assignment as provided in the Loan Agreement.

No reference herein to the Loan Agreement and no provision of this Note or the Loan Agreement shall alter or impair the obligations of the Borrowers, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

The Borrowers promise to pay all costs and expenses, including reasonable attorneys’ fees, all as provided in the Loan Agreement, incurred in the collection and enforcement of this Note. The Borrowers and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and, except as expressly provided in the Loan Agreement, notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

IN WITNESS WHEREOF, each of the Borrowers has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

[signature pages in separate document]

Tranche B Loan Note (1 of 1)

BORROWERS:

SUNTERRA CORPORATION

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

AKGI LAKE TAHOE INVESTMENTS, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

AKGI ST. MAARTEN, NV

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

ARGOSY GRAND BEACH, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

ARGOSY PARTNERS, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

Tranche B Loan Note (1 of 1)

ARGOSY/KGI GRAND BEACH INVESTMENT PARTNERSHIP

By:	Argosy Grand Beach, Inc., Its General Partner

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

By:	Argosy Partners, Inc., Its General Partner

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

By:	KGI Grand Beach Investments Inc., its Managing General Partner

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

CLUB SUNTERRA, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

GEORGE ACQUISITION SUBSIDIARY, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

Tranche B Loan Note (1 of 1)

GRAND BEACH PARTNERS, L.P.

By:	Argosy/KGI Grand Beach Investment Partnership, its General Partner

	By:	Argosy Partners, Inc., its General partner

		By:	/s/ Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

	By:	Argosy Grand Beach, Inc., its General partner

		By:	/s/ Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

	By:	KGI Grand Beach Investments, Inc. its Managing General Partner

		By:	/s/ Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

Tranche B Loan Note (1 of 1)

GRAND BEACH RESORT, LIMITED PARTNERSHIP

By:	Grand Beach Partners, LP, its General Partner

	By:	Argosy/KGI Grand Beach Investment Partnership, its General Partner

		By:	KGI Grand Beach Investments, Inc., its Managing General Partner

			By:	/s/ Frederick C. Bauman
			Name:	Frederick C. Bauman
			Title:	Vice President

		By:	Argosy Partners, Inc.,

			By:	/s/ Frederick C. Bauman
			Name:	Frederick C. Bauman
			Title:	Vice President

		By:	Argosy Grand Beach, Inc., its General partners

			By:	/s/ Frederick C. Bauman
			Name:	Frederick C. Bauman
			Title:	Vice President

Tranche B Loan Note (1 of 1)

KABUSHIKI GAISHA KEI, LLC

	By:	Sunterra Finance Holding Company, its Member

		By:	/s/ Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

KGI GRAND BEACH INVESTMENTS, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

KGK LAKE TAHOE DEVELOPMENT, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

LAKE TAHOE RESORT PARTNERS, LLC

By:	AKGI Lake Tahoe Investments, Inc., its Managing Member

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

By:	KGK Lake Tahoe Development, Inc., its Member

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Tranche B Loan Note (1 of 1)

MMG DEVELOPMENT CORP.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

PREMIER VACATIONS, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

RESORT MARKETING INTERNATIONAL, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

RESORTS DEVELOPMENT INTERNATIONAL, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

RPM MANAGEMENT, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

SUNTERRA DEVELOPER AND SALES HOLDING COMPANY (f/k/a AVCOM International, Inc.)

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

Tranche B Loan Note (1 of 1)

SUNTERRA FINANCIAL SERVICES, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

SUNTERRA PACIFIC, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

SUNTERRA TRAVEL, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

SUNTERRA FINANCE HOLDING COMPANY

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

SUNTERRA CENTRALIZED SERVICES COMPANY

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

SUNTERRA MANAGEMENT AND EXCHANGE HOLDING COMPANY

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

Tranche B Loan Note (1 of 1)

CLUB SUNTERRA DEVELOPMENT, LLC (f/k/a Club Sunterra, LLC)

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

INTERNATIONAL TIMESHARES MARKETING, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

RPM MANAGEMENT, LLC

By:	Sunterra Management and Exchange Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Tranche B Loan Note (1 of 1)

SUNTERRA DAYTONA DEVELOPMENT, LLC (f/k/a Sunterra Bent Creek Golf Course Development, LLC)

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA HILTON HEAD DEVELOPMENT, LLC (f/k/a Sunterra Bent Creek Village Development, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA COMMUNICATIONS, LLC

By:	Sunterra Management and Exchange Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA CORAL SANDS DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Tranche B Loan Note (1 of 1)

SUNTERRA CYPRESS POINTE I DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA CYPRESS POINTE II DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA CYPRESS POINTE III DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

CLUB SUNTERRA DEVELOPMENT CALIFORNIA, LLC (f/k/a Sunterra East Marketing, LLC)

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Tranche B Loan Note (1 of 1)

SUNTERRA FALL CREEK DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA GRAND BEACH I DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA GRAND BEACH II DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA GREENSPRINGS DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Tranche B Loan Note (1 of 1)

SUNTERRA EPIC MORTGAGE HOLDINGS, LLC (f/k/a Sunterra KGK Partners Finance, LLC)

By:	Sunterra Finance Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA KALLOF PLACE DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA LAKE TAHOE DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA PALM SPRINGS DEVELOPMENT, LLC (f/k/a Sunterra North Marketing, LLC)

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Tranche B Loan Note (1 of 1)

SUNTERRA POCO DIABLO DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA SCOTTSDALE DEVELOPMENT, LLC (f/k/a Sunterra Poipu GP Development, LLC)

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA LAS VEGAS DEVELOPMENT, LLC (f/k/a Sunterra Polynesian Isles Development, LLC)

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA PORT ROYAL DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Tranche B Loan Note (1 of 1)

SUNTERRA POWHATAN DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA RIDGE ON SEDONA DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA RIDGE POINTE DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Tranche B Loan Note (1 of 1)

SUNTERRA SAN LUIS BAY DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA SANTA FE DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA SEDONA SPRINGS DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA SEDONA SUMMIT DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Tranche B Loan Note (1 of 1)

SUNTERRA CITRUS SHARE HOLDING, LLC (f/k/a Sunterra South Marketing, LLC)

By:	Sunterra Corporation, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA ST. CROIX DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA STEAMBOAT DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA TAHOE BEACH & SKI DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Tranche B Loan Note (1 of 1)

SUNTERRA VILLA MIRAGE DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA VILLAS OF SEDONA DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA RESIDUAL ASSETS FINANCE, LLC

By:	Sunterra Finance Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Tranche B Loan Note (1 of 1)

SUNTERRA RESIDUAL ASSETS M&E, LLC

By:	Sunterra Management and Exchange Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

CLUB SUNTERRA DEVELOPMENT II, LLC (f/k/a Sunterra Texas Development, LLC)

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA MORTGAGE HOLDINGS, LLC

By:	Sunterra Finance Holding Company, its Manager

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA CENTRALIZED SERVICES GLOBAL, LLC

By:	Sunterra Centralized Services Company

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

Tranche B Loan Note (1 of 1)

SUNTERRA CENTRALIZED SERVICES NEVADA, LLC

By:	Sunterra Centralized Services Company

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA CENTRALIZED SERVICES USA, LLC

By:	Sunterra Centralized Services Company

	By:	/s/ Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

EPIC DECLARANT, INC.

By:	/s/ Michael Westfall
Name:	Michael Westfall
Title:	President

EPIC RESIDUAL ASSETS, INC.

By:	/s/ Frederick C. Bauman
Name:	Frederick C. Bauman
Title:	Vice President

SUNTERRA WEST MAUI DEVELOPMENT, LLC (f/k/a Sunterra West Marketing, LLC)

By:	Sunterra Developer and Sales Holding Company, its manager

	By:	/s/ Frederick C. Bauman
Frederick C. Bauman
	Its:	Vice President

Tranche B Loan Note (1 of 1)

RESORT MANAGEMENT INTERNATIONAL, INC.

By:	/s/ Frederick C. Bauman
Frederick C. Bauman
Its:	Vice President

WEST MAUI RESORT PARTNERS, L.P.

By:	Signature Capital-West Maui LLC
Its:	Managing general partner

	By:	Sunterra Developer and Sales Holding Company, its sole member and manager

		By:	/s/ Frederick C. Bauman
Frederick C. Bauman
		Its:	Vice President

SIGNATURE CAPITAL-WEST MAUI, LLC

By:	Sunterra Developer and Sales Holding Company, its sole member and manager

	By:	/s/ Frederick C. Bauman
Frederick C. Bauman
	Its:	Vice President

Tranche B Loan Note (1 of 1)

EPIC MASTER FUNDING CORPORATION

By:	/s/ Michael S. Westfall
Michael S. Westfall
Its:	Vice President

AKGI POIPU INVESTMENTS, INC.

By:	/s/ Frederick C. Bauman
Frederick C. Bauman
Its:	Vice President

POIPU RESORT PARTNERS, LP

By:	Argosy/KGI Poipu Investment Partnership, LP
Its:	Managing general partner

	By:	AKGI Poipu Investments, Inc.
	Its:	Sole general partner

		By:	/s/ Frederick C. Bauman
Frederick C. Bauman
		Its:	Vice President

TRANSACTIONS

ON

TRANCHE B LOAN NOTE

Date	Amount of Loan Made This Date	Amount of Principal Paid This Date	Outstanding Principal Balance This Date	Notation Made By